UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 9, 2014
Date of Report (Date of earliest event reported)

SUNRISE HOLDINGS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	0-52518	20-8051714
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2798 Thamesgate Dr. Mississauga, Ontario, Canada	L4T 4E8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 289-407-4377

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On June 9, 2014, John Bentivoglio (“Buyer”) acquired voting securities of Sunrise Holdings Limited (the “Company”) constituting approximately 97% of the cumulative voting control of the Company, and resulting in a change in control of the Company.

By that Securities Purchase Agreement, dated as of May 14, 2014 (the “Purchase Agreement”) entered into with each of Sunrise Lighting Holdings Limited, Shaojun Sun and Xuguang Sun (collectively, the “Sellers”), Mr. Bentivoglio purchased from the Sellers an aggregate of 1,412,619 shares of common stock, par value $0.001 (the “Common Stock”), and 10,000,000 share of preferred stock , par value $0.001 (the “Preferred Stock” and together with the Common Stock, the “Shares”), approximating 20.5% of the Common Stock and all of the Preferred Stock then issued and outstanding, for a aggregate purchase price of $180,000.00. A copy of the Purchase Agreement is attached as Exhibit 10 hereto and incorporated by reference herein. The Shares are held by 2340960 Ontario Inc., a company controlled by Mr. Bentivoglio.

Control was acquired from the following individuals and named entity owned and controlled by such individuals:

Shareholder – Common Stock	Number of Shares

Shaojun Sun	623,820
Xuguang Sun	500,000
Sunrise Lighting Holdings Limited	277,799
Total:	1,412,619

Shareholder – Preferred Stock	Number of Shares

Sunrise Lighting Holdings Limited	10,000,000

The source of funds for the $180,000 purchase price was personal funds from an affiliated party loan, secured by a pledge of the Shares by Buyer.

Except as described above, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors of other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

The Company was a shell company immediately before the change in control, and the information required by Item 5.01(a)(8) of Form 8-K is set forth in the Company’s (i) Annual Report on Form 10-K for the year ended September 30, 2013, dated and filed with the Securities and Exchange Commission (the “Commission”) on November 26, 2013, (ii) Annual Report on Form 10-K for the year ended September 30, 2012, dated and filed with the Commission on December 21, 2012, and (iii) Form 10-SB Registration Statement, dated March 21, 2007 and filed with the Commission on March 22, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Securities Purchase Agreement, dated as of May 14, 2014, by and among John Bentivoglio and each of Sunrise Lighting Holdings Limited, Shaojun Sun and Xuguang Sun.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Holdings Limited

Dated: June 13, 2014	By:	/s/ John Bentivoglio
	Name:	John Bentivoglio
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1	Securities Purchase Agreement, dated as of May 14, 2014, by and among John Bentivoglio and each of Sunrise Lighting Holdings Limited, Shaojun Sun and Xuguang Sun.